Exhibit 32.1
Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of American States Water Company and Southern California Water Company (the “Registrant”) on Form 10-Q/A for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Floyd E. Wicks, Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Floyd E. Wicks

Floyd E. Wicks
Chief Executive Officer

Date: August 18, 2005

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